UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

Brandywine Realty Trust

Brandywine Operating Partnership, L.P.

(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352

Delaware (Brandywine Operating Partnership, L.P.)	000-24407 (Commission file number)	23-2862640 (I.R.S. Employer Identification Number)
(State or Other Jurisdiction of Incorporation or Organization)

555 East Lancaster Avenue, Suite 100

Radnor, PA 19087

(Address of principal executive offices)

(610) 325-5600

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 18, 2017, Brandywine Realty Trust held its 2017 Annual Meeting of Shareholders.  At the meeting, the shareholders voted on: (1) the election of eight trustees; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for calendar year 2017; (3) a non-binding, advisory vote regarding the compensation of our named executive officers; (4) a non-binding, advisory vote regarding the frequency of advisory votes on the compensation of our named executive officers; and (5) the amendment and restatement of our Amended and Restated 1997 Long-Term Incentive Plan.  The voting results on these proposals were as follows:

Proposal 1: Election of Eight Trustees

Trustee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Carol G. Carroll	118,570,819	40,284,635	50,289	5,525,489
James C. Diggs	156,019,470	2,821,467	64,806	5,525,489
Wyche Fowler	118,124,521	40,725,779	55,443	5,525,489
H. Richard Haverstick, Jr.	156,663,730	2,190,389	51,624	5,525,489
Michael J. Joyce	155,028,031	2,619,045	1,258,667	5,525,489
Anthony A. Nichols, Sr.	119,984,991	38,865,614	55,138	5,525,489
Charles P. Pizzi	111,221,472	47,629,775	54,496	5,525,489
Gerard H. Sweeney	156,736,353	2,115,845	53,545	5,525,489

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for calendar year 2017

Votes For	Votes Against	Abstentions
162,599,119	1,768,677	63,436

Proposal 3: Advisory, non-binding vote on the compensation of our named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
146,123,361	11,312,818	1,469,564	5,525,489

Proposal 4: Advisory, non-binding vote on the frequency of shareholder advisory votes on the compensation of our named executive officers

1 Year	2 Years	3 Years	Abstentions
139,564,207	76,031	18,803,518	461,987

The Company has considered the stockholder vote regarding the frequency of stockholder advisory votes on the compensation of the named executive officers of the Company and intends to hold an advisory vote on the compensation of the named executive officers every year until the next vote on frequency, which will be no later than the Company’s Annual Meeting of Stockholders in 2023.

Proposal 5: Amendment and Restatement of 1997 Long-Term Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
149,417,400	9,304,792	183,551	5,525,489

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description
10.1

Brandywine Realty Trust Amended and Restated 1997 Long-Term Incentive Plan (May 18, 2017) (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 4, 2017).

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Brandywine Realty Trust

By:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer

Brandywine Operating Partnership L.P.,
By:	Brandywine Realty Trust, its sole General Partner

By:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer

Date:  May 19, 2017

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